UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 9, 2005

Date of Report (Date of earliest event reported):

Commission File Number: 000-31567

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Bio-Warm Corporation

(formerly Rapid Bio Tests Corporation)

(Exact name of small business issuer as specified in its charter)
Nevada	35-0511303
(State of other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification Number)

17011 Beach Blvd., Suite 1230

Huntington Beach, CA 92647

(Address of principal executive offices)

(714) 843-5462

(Issuer's Telephone Number)

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On May 9, 2005, Timothy Dac Pham tendered his resignation from the positions of Chief Financial  Officer and Director of Bio-Warm Corporation (the "Company") (Letter attached as Exhibit 17.2).  The resignation was accepted by the Company's Board of Directors and is effective immediately.  There were no disagreements between the Company and Mr. Pham on any matter relating to the Company policies or practices.

    Johnny Park, the Company's President will act as the Interim Chief Financial Officer of the Company until such time as a suitable replacement can be found.

Item 9.01    Financial Statements and Exhibits

Exhibit 17.2    -    Timothy Pham's Letter of Resignation, dated May 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2005

BIO-WARM CORPORATION

s/ Johnny Park

Johnny Park

President

Exhibit 17.2

LETTER OF RESIGNATION

To: Bio-Warm Corporation

Attn: Board of Directors

The undersigned resigns as a director and Chief Financial Officer of Bio-Warm Corporation.  There have been no disagreements with the registrant on any matter relating to the registrant's policies or practices.  This resignation is effective May 9th 2005.

/s/ Timothy D. Pham

Timothy Dac Pham